                                    EXHIBIT 4

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            CHARTERED UNDER THE LAWS OF THE UNITED STATES OF AMERICA

============                                                        ============

    No.                 FLATBUSH FEDERAL BANCORP, INC.                 Shares

============                                                        ============


                          FULLY PAID AND NON-ASSESSABLE
                            PAR VALUE $0.01 PER SHARE

                                                          THE SHARES REPRESENTED
                                                          BY THIS CERTIFICATE
                                                          ARE SUBJECT TO
                                                          RESTRICTIONS, SEE
                                                          REVERSE SIDE

THIS CERTIFIES that                                              is the owner of

                            SHARES OF COMMON STOCK OF

                         FLATBUSH FEDERAL BANCORP, INC.
                              a Federal corporation

     The shares evidenced by this certificate are transferable only on the books of Flatbush Federal Bancorp, Inc. by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed. The capital stock evidenced hereby is not an account of an insurable type and is not insured by the Federal Deposit Insurance Corporation or any other Federal or state governmental agency.

     IN WITNESS WHEREOF, Flatbush Federal Bancorp, Inc. has caused this certificate to be executed, by the facsimile signatures of its duly authorized officers and has caused a facsimile of its seal to be hereunto affixed.



Date:
     ---------------------

By                                   [SEAL]        By
   -------------------------                           -----------------------
   ROBERT CARRANO,                                     ANTHONY J. MONTEVERDI,
   CORPORATE SECRETARY                                 CHAIRMAN OF THE BOARD,
                                                       PRESIDENT AND CHIEF
                                                       EXECUTIVE OFFICER

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     The Board of Directors of Flatbush Federal Bancorp, Inc. (the "Company") is
authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of more than one class of stock, including preferred stock in series, and to fix and state the voting powers, designations, preferences, limitations and restrictions thereof. The Company will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

     The shares represented by this Certificate may not be cumulatively voted on any matter.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


    TEN COM   -  as tenants in common     UNIF GIFT MIN ACT                       Custodian
                                                                   -------------              ------------
                                                                       (CUST)                    (MINOR)
    TEN ENT   -  as tenants by the
                 entireties
                                                                     Under Uniform Gifts to Minors Act
    JT TEN    -  as joint tenants with
                 right of survivorship
                 and not as tenants in
                 common
                                                                   ---------------------------------------
                                                                                   (STATE)

     Additional abbreviations may also be used though not in the above list

For value received, _____________________________ hereby sell, assign and transfer unto

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PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER


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              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

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Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated
      ------------------------

In the presence of                     Signature:

-------------------------------        -----------------------------------------

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.